Exhibit 99.1

NeoStem, Inc. ("NBS")







Presentation for Roth Capital

October 14, 2009

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements relating to NeoStem, Inc. (the "Company" or "NBS") in general as well as with respect to the Company's proposed Merger with China Biopharmaceuticals Holdings, Inc. ("CBH").

General

Forward looking statements in this presentation include statements concerning the ability of NeoStem, Inc. ("the Company") to develop the adult stem cell business, to develop the VSEL technology, the future of regenerative medicine and the role of adult stem cells and VSELs in that future, the future use of adult stem cells and VSELs as a treatment option and the potential revenue growth of the Company's business. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company's ability to enter the adult stem cell arena, its success in such arena and future operating results are dependent upon many factors, including but not limited to (i) the Company's ability to manage the business despite continuing operating losses and cash outflows; (ii) the Company's ability to obtain sufficient capital or a strategic business arrangement to fund its operations and expansion plans, including meeting its obligations under various licensing arrangements and the successful commercialization of its technology; (iii) the Company's ability to build the management and human resources and infrastructure necessary to support the growth of the business; (iv) competitive factors and developments beyond the Company's control; (v) scientific and medical developments beyond the Company's control; (vi) the Company's inability to obtain appropriate governmental licenses or any other adverse effect or limitations caused by government regulation of the business; (vii) whether any of the Company's current or future patent applications result in issued patents; (viii) whether any potential strategic benefits of various licensing transactions will be realized (ix) the Company's ability to maintain its NYSE AMEX listing and the other factors disclosed in the Company's Proxy Statement/Registration Statement on form S-4 filed with the SEC in connection with the Merger; and (x) other risk factors discussed in the Company's periodic filings with the Securities and Exchange Commission which are available for review at www.sec.gov under "Search for Company Filings".

Proposed Merger; Independent China Expansion Activities

Additional risks and uncertainties relate to the proposed Merger and the Company's other expansion activities in China that may cause actual future experience and results to differ materially from those discussed in these forward-looking statements. Important factors (i) related to the proposed Merger that might cause such a difference include, but are not limited to, costs related to the Merger; failure of the Company's or CBH's stockholders to approve the Merger; the Company's or CBH's inability to satisfy the conditions of the Merger, including obtaining necessary approvals from the PRC governmental authorities; the Company's inability to maintain its NYSE AMEX listing; the inability to integrate the Company's and CBH's businesses successfully and grow such merged businesses as anticipated and described in this presentation; the need for outside financing to meet capital requirements; failure to have an effective Joint Venture Agreement satisfactory to the parties and regulatory authorities; (ii) related to the Company's independent expansion activities in China that might cause such a difference include, but are not limited to, costs related to funding these initiatives; the successful application of the variable interest entity structure to a prohibited business in China; the inability to integrate the Company and the business operations in China successfully and grow such merged businesses as anticipated and described in this presentation; and the need for outside financing to meet capital requirements; and (iii) related to each of the Merger and the Company's other expansion activities in China, respectively, the other events and factors disclosed in the Company's Proxy Statement/Registration Statement on form S-4 filed with the SEC in connection with the Merger.

NeoStem Today

- Listed on the NYSE AMEX (ticker: NBS)
- Completed approximately $32 million in financing through June 2009
- Leading operator of commercial autologous adult stem cell bank
  - Pioneering pre-disease collection, processing and long-term storage of stem cells from adult donors for their own future medical treatment
  - Growing Network in major metropolitan areas in the US
  - Safe and convenient storage locations
  - Proprietary processes, infrastructure, methods and systems
  - Minimally invasive extraction procedure ("*apheresis*")
  - Collaboration with Progenitor Cell Therapy to ensure cell processing is at the highest standard of cGMP
- Shift toward development stem therapeutics
  - Worldwide Licenses for Innovative Stem Cell Technology and Applications to Heal Chronic wounds
  - Worldwide License to Innovative Stem Cell Technology and Applications for Anti-Aging Skin Rejuvenation Therapies
  - Exclusive license to develop orthopedic based therapies in Asia
  - Worldwide exclusive license from and continuing collaboration with University of Louisville on VSEL Technology (VSEL very small embryonic like stem cells, found in individuals, may contain many physical characteristics typically found in embryonic stem cells)
- Shift toward traditional therapeutics
  - Scheduled to purchase 51% ownership of Suzhou Erye by October 31, 2009 (subject to shareholder approval)

Post Transaction


NeoStem, Inc.
(NYSE Amex: NBS)
Stem Cell Banking
Stem Cell Therapy
Stem Cell R&D
Traditional Therapy Drugs
Other Commercial Activities

Post Transaction

Uniting three strong entities with multi-disciplinary expertise to tap high-growth opportunities in China and the US quickly and efficiently

(1) NeoStem, US

Leading stem storage company in US

Exclusive worldwide license to innovative VSEL™ Technology which drives young stem cells from circulating bloodstream

Strong IP estate and pharmaceutical product pipeline post acquisition

(2) NeoStem, China

Vertically-integrated stem cell company

Near-term opportunities to launch stem cell therapies in cosmetic dermatology and orthopedics in China, as well as develop VSEL therapeutics

(3) Suzhou Eyre, China

High-growth, pharmaceutical manufacturer; last 12-moended 30 June 2009 revenue was US$53.5 million

Current sales from China's growing pharma market coupled with drug development expertise within the PRC

Stem Cell Businesses

R&D focused on proprietary VSEL technology with a view towards the development of future stem cell therapies

- Leading operator of commercial collection and stem cell bank in US
  - Minimally invasive extraction procedure ("*apheresis*")
  - Pioneering pre-disease collection, processing and long-term storage of stem cells from adult donors for their own future medical treatment
  - Growing Network in major metropolitan areas in the US
  - Collaboration with practitioners focused on Stem Cell Therapeutics
  - Storage for more than "single use" under cGMP grade processing (with PCT)

- Targeted stem cell applications

Wound Care	Composition and methods in cutaneous wound healing
Rejuvenation	Method and composition for restoration of age-related tissue loss in face and selected areas of the body
Musculoskeletal/ Orthopedic	Mesenchymal stem cell isolation/transplantation method
	Methods and compositions for optimized expansion and implantation of senchymal stem cells
	Compositions and methods for cartilage and intervertebral disc repair
	Compositions to promote implantation and engraftment

- VSELs: Core nucleus of patent estate
  - 2007: exclusive license of the University of Louisville
  - Autologous (no risk of rejection) with pluripotency of embryonic stem cells

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

Virtually All Therapeutic Areas

Over 2,600 adult stem cell clinical trials

Forecast to be a US$20 billion business worldwide by 2012

- By 2017, it is forecast that a minimum of 16 stem cell products will be approved through the FDA and used in 1.9 million procedures annually*
  - Autoimmune
  - Diabetes/Metabolic
  - Cardiovascular
  - Orthopedic



ClinicalTrials.gov
Click to LOOK INSIDE!
How Adult Stem Cell Therapies Saved My Life
Medicine's Best-Kept Secret Can Save Your Life, Too
Bernard van Zyl

Non-closing fracture | 2 months post-BMSC





* Source: Robert Young, RRY Publications, February 2009

VSEL™ Technology

Very Small Embryonic-Like stem cells are among the most promising stem cell technologies

- Each person has a population of primitive, embryonic-like stem cells that have remained since birth
  - May retain characteristics typically found in embryonic stem cells
  - Can be mobilized in the blood and extracted using apheresis
  - Can also be isolated from bone marrow and umbilical cord blood
  - Can be cryopreserved and stored for potential future therapeutic use





Human stem cells



VSELs


Heart
Neuron
Pancreas

Morphological and molecular characterization of novel population of $CXCR4^+$ $SSEA\text{-}4^+$ $Oct\text{-}4^+$ very small embryonic-like cells purified from human cord blood – preliminary report

M Kucia[1], M Halasa[2], M Wysoczynski[1], M Baskiewicz-Masiuk[2], S Moldenhawer[1], E Zuba-Surma[1], R Czajka[2], W Wojakowski1, B Machalinki[2] and MZ Ratajczak[1]

- Broad potential for therapeutic use
  - Heart attack, ischemic injury and stroke
  - Dermatology: cosmetic, reconstructive, wound healing
  - Autoimmune
  - Macular degeneration
  - Autoimmune disease

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

Comparables

Comps Analysis - Neostem

Name	Exchange	Country	Industry	Share Price (USD)	Mkt Cap (MM USD)	EPS 2010	PE Latest	PE 2010
Neostem	Amex	USA	Stem Cells	2.05	17.49	(1.31)	NM	NM
Cord Blood America	OTC	USA	Stem Cells	0.00	8.36	(0.00)	NM	NM
Cryo-Cell Intl	OTC	USA	Stem Cells	2.25	26.44	(0.06)	NM	NM
ViaCell (purchased by PKI)			Stem Cells	7.25	300.00	(0.45)	NM	NM
Aastrom Biosciences	NASDAQ	USA	Stem Cells	0.47	79.94	(0.09)	NM	NM
Advanced Cell Technology	OTC	USA	Stem Cells	0.15	72.49	(0.07)	NM	NM
BioLife Solutions	OTC	USA	Stem Cells	0.13	9.05	(0.04)	NM	NM
Bio-Matrix	OTC	USA	Stem Cells	0.13	5.23	(0.08)	NM	NM
Brainstorm Cell Therapeutics	OTC	USA	Stem Cells	0.09	20.93	(0.02)	NM	NM
Curis	NASDAQ	USA	Stem Cells	2.24	148.83	(0.15)	NM	NM
Cytori Therapeutics	NASDAQ	USA	Stem Cells	3.99	146.87	(0.55)	NM	NM
Geron	NASDAQ	USA	Stem Cells	7.01	638.27	(0.79)	NM	NM
MediStem	OTC	USA	Stem Cells	0.16	0.79	(0.31)	NM	NM
MultiCell Technologies	OTC	USA	Stem Cells	0.02	3.61	(0.01)	NM	NM
Applied Wellness (fmr New Life Scientific)	OTC	USA	Stem Cells	0.00	0.00	(0.59)	NM	NM
Opexa Therapeutics	NASDAQ	USA	Stem Cells	3.89	47.63	(0.62)	NM	NM
Osiris Tehrapeutics	NASDAQ	USA	Stem Cells	7.59	248.64	(1.47)	NM	21.94
Stem Cell Innovations	OTC	USA	Stem Cells	0.00	5.21	(0.01)	NM	NM
Stem Cell Therapy	OTC	USA	Stem Cells	0.27	13.52	(0.03)	NM	NM
StemCells Inc.	NASDAQ	USA	Stem Cells	1.70	183.99	(0.30)	NM	NM
Thermogenesis Corp.	NASDAQ	USA	Stem Cells	0.57	31.79	(0.15)	NM	NM
NeuralStem			Stem Cells	1.76	60.81	(0.26)	NM	NM
PluriStem Therapeutics	Amex	USA	Stem Cells	1.38	20.10	(0.56)	NM	NM
StemLife	Kuala Lumpar	Malaysia	Stem Cells	0.02	2.97	0.28	2.25	NM
Athersys	NASDAQ	USA	Stem Cells	1.22	23.09	(0.85)	NM	NM
Epistem	London	UK	Stem Cells	5.24	38.96	(0.19)	NM	NM
ReNeuron	London	UK	Stem Cells	0.11	37.80	(0.02)	NM	NM
Intercytex	London	UK	Stem Cells	0.07	6.56	(0.13)	NM	NM
Cryo-Save Group	London	UK	Stem Cells	1.42	65.25	0.07	12.29	NM

	PE Latest	PE 2010
Max	12.3	21.9
Min	2.2	21.9
Mean	7.3	21.9
Median	7.3	21.9

GBP-USD Exchange Rate	1.6370
MYR-USD Exchange Rate	0.0288

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

Suzhou Erye Pharmaceutical

China provides a strong financial underpinning to the Group and nearer term opportunities to launch VSEL-based therapeutics

- Vertically-integrated biopharmaceutical company that develops, manufactures and distributes innovative drugs in China
  - NBS is acquiring 51% of Suzhou Erye; anticipated closing by end of October
  - Strong portfolio of antibiotic products, with planned additions of next generation target products such as penicillin and cephalosporin series
  - Enjoys significant market share for its intermediate (API) products, including oxacillin sodium (at 95%) and azlocillin sodium (at 30%)
  - Strong distribution network covering over 30 of China's provinces
  - R&D effort: new small and large molecule drugs, generic drugs and Traditional Chinese Medicine products

- Solid Earnings and profitability growth

(US$ M)	2006	2007	2008*
Revenues	22.5	31.8	49.7
Gross Profit	5.2	8.1	15.2
Op Profit	2.5	3.4	9.4
NPAT	1.3	3.1	8.1

** Draft results, subject to final audit confirmation*

Suzhou Erye Pharmaceutical

Suzhou Erye is well-positioned to continue its rapid growth by taking advantage of the continued boom in pharmaceutical consumption and fragmented market

- China's pharmaceutical market is large and growing*
  - Annual drug bill $73 billion, nearly double the international average
  - National pharmaceutical market to grow from $24.5 billion currently to $78 billion in 2013
  - China expected to become 3rd largest drug market in the world (behind US and Japan)
- Expansion of current facilities of Suzhou Erye
  - Suzhou Erye has currently 7 SFDA-approved and certified production lines compliant with the China GMP standard
  - In process of relocating manufacturing site to incorporate new features that will meet expected demand for the next 5-10 years





* Source: IMS Health

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

Suzhou Erye Pharmaceutical

Comps Analysis - Suzhou Erye Pharmaceutical

Name	Exchange	Country	Industry	Share Price (USD)	Mkt Cap (MM USD)	EPS Latest Q	PE Latest Q	PE 2010
Mingsheng Investment Management Co., Inc.	Shenzhen	China	Pharmaceuticals	1.30	689.9	0.02	73.8	NM
S&P Pharmaceutical Industry	Shanghai	China	Pharmaceuticals	1.85	221.4	(0.07)	NM	NM
North China Pharmaceutical	Shanghai	China	Pharmaceuticals	1.18	1,215.2	0.04	33.5	21.6
Zhejiang Zhenyuan Share Co., Ltd	Shenzhen	China	Pharmaceuticals	1.27	158.7	0.02	78.5	61.7
Northeast Pharmaceutical Group	Shenzhen	China	Pharmaceuticals	3.74	1,248.0	0.24	15.5	12.8
Jilin Pharmaceutical	Shenzhen	China	Pharmaceuticals	1.30	205.0	(0.02)	NM	NM
Shanghai Pharmaceutical	Shanghai	China	Pharmaceuticals	1.79	1,016.0	0.03	64.1	41.3
3SBio Inc.	NASDAQ	USA	Pharmaceuticals	11.53	248.0	0.33	34.9	17.9
China Biologic Products, Inc.	OTC	USA	Pharmaceuticals	9.25	198.6	0.88	10.5	NM
China Pharma Holdings, Inc.	Amex	USA	Pharmaceuticals	3.04	128.5	0.42	7.2	5.3
China Sky One Medical, Inc.	NASDAQ	USA	Pharmaceuticals	14.10	234.8	2.03	6.9	5.4
China-Biotics Inc.	NASDAQ	USA	Pharmaceuticals	17.26	294.8	1.08	16.0	53.9
Shengtai Pharm Inc	OTC	USA	Pharmaceuticals	0.61	11.7	(0.14)	NM	NM

	PE Latest Q	PE 2010
Max	78.5	61.7
Min	15.5	12.8
Average	53.1	34.3
Median	64.1	31.4

USD-RMB Exchange Rate 6.8232

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

Proposed Combined Company - Revenue Sources

CBH's Pharma revenues and earnings provide certain stability that should be able to underpin the stem cell rollout

NBS brings innovative stem cell technology as well as credibility and domain knowledge which will be a platform for expansion into China



NeoStem, Inc.
(NYSE Amex: NBS)
Stem Cell Banking
Stem Cell Therapy
Stem Cell R&D
Traditional Therapy Drugs
Other Commercial Activities

Current Revenues

- Collection center fees
- Collection and processing fees from patients
- Usage fees
- Licensing of technologies abroad

Future Revenues

- Traditional pharmaceutical sales
- Stem cell treatments abroad
- Medical Tourism

Post-Merger Management

Robin L Smith, M.D., MBA – Chief Executive Officer and Chairman of the Board

- Medical degree, Yale; MBA Wharton
- Previous positions include President & CEO IP2M (healthcare multimedia), EVP & CMO HealthHelp, Inc (radiology management)
- Senior advisor & investor to several publicly-traded and private companies with extensive restructuring and growth input
- Board of Trustees of NYU Medical Center; Chairman BOD for New York University for Joint Diseases; Serves on BOD of The Stem for Life Foundation

Larry A May – Chief Financial Officer

- BS Business Administration, University of Missouri
- Former Treasurer & Corporate Controller of Amgen (one of world's largest biotech companies); prior SVP Finance & CFO BioSource Intl; prior CFO Saronyx
- Extensive experience building accounting, finance and IT operations

Alan G Harris, M.D., PhD, FACP, FRCP – Vice President of Drug Development and Regulatory Affairs

- Medical degree, Louis Pasteur Faculty of Medicine, University of Strasbourg, France; PhD Endocrinology Erasmus University, Rotterdam, Netherlands
- Tenure includes Assoc Prof Medicine at UCLA School of Medicine; Director Clinical Pharmacology Cedars-Sinai Medical Center; currently Adjunct Prof Pharmacology NYU Medical School; Visiting Prof Medicine Liege Medical School, Belgium
- Over 20 years experience in clinical drug development in multiple therapeutic areas; overseen clinical trials in over 30 countries
- Previously SVP R&D & CMO NPS Pharmaceuticals; CMO Manhattan Pharmaceuticals, Therapeutic Head of Worldwide Medical Endocrine Group Pfizer Inc.; VP & Snr Director Medical & Scientific Affairs Schering-Plough Corp.

Catherine M Vaczy – Vice President and General Counsel

- BA from Boston College and JD from St. John's University
- VP of Legal and Associate General Counsel for Imclone Systems Inc.
- Corporate Counsel at Ross & Hardies, New York Office, Life Science Practice

Anthony Salerno – Vice President Strategic Development and Academic Affairs

- BA College of the Holy Cross, Graduate School of Arts and Sciences (biochemistry & molecular biology), Harvard University
- Over 25 years entrepreneurial experience
- Previously VP Strategic Business Development GenomeQuest, Inc. (DNA sequencing bioinformatics); Director Marketing & Business Intelligence Agilent Technologies, Inc.; Founder & President VectorObjects LLC; MD BioDynamics; Snr Marketing Consultant Vysis Inc. (now part of Abbott Diagnostics)

Shi Mingsheng – General Manager Suzhou Erye Pharmaceutical

- BSc Economics & Management Party School of Communist People's Party; professional title of Senior Economist
- Extensive experience in pharmaceutical industry in China; expected to significantly contribute to industry knowledge of board in terms of operational management, strategic growth and future acquisitions

Peter Sun, M.D. – General Manager NeoStem China

- Licensed physician specialized in endocrinology; Master's degree in Biotechnology and Pharmacology from University of British Columbia
- Nearly 20 years of business experience in pharmaceutical, biotech and medical sectors
- Previously VP Asia Operations at Sun Biomedical Laboratories; CEO & President Panagin Pharmaceuticals

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

Current Advisory Board Members

Wayne A Marasco, M.D., PhD – Chairman of Scientific Advisory Board

- Associate Professor, Dept of Cancer and Immunology & AIDS at Dana-Farber Cancer Institute; Associate Prof of Medicine at Harvard Medical School
- Leading NBS's efforts in expanding academic relationships and research collaborations

Douglas W Losordo, M.D.

- Professor of Medicine at Tufts University School of Medicine, Chief of Cardiovascular Research at St Elizabeth's Medical Center, Boston
- Professor of Medicine at Northwestern University; Director of the Feinberg Cardiovascular Research Institute
- Committee Member of American College of Cardiology, American Diabetes Association, American Society of Gene Therapy
- Contributed to over 300 profesional articles, abstracts and book chapters; serves on editorial boards of medical specialty journals including Stem Cells

Vincent Falanga, M.D.

- Professor of Dermatology and Biochemistry at Boston University; Chairman of Dermatology at Roger Williams Medical Center, Rhode Island

Ron Rothenberg, M.D., FACEP

- Fellow of American College of Emergency Physicians (FACEP); M.D from Columbia University
- Founder of California HealthSpan Institute in Encinitas, CA; Attending Physician at Scripps Memorial Hospital in Encinitas
- 10th M.D. in the world to be fully board certified by American Board of Anti-Aging Medicine; previously Clinical Professor at UCSD School of Medicine

Richard Gatti, M.D.

- Professor at UCLA; Pathologist at UCLA Medical Center
- Early pioneer of bone marrow transplantation; leading authority in gene therapeutics
- Co-authored hundreds of papers related to molecular identification and treatment of genetic disorders

Vincent Giampapa, M.D.

- Board Certified Plastic Reconstructive Surgeon and Assistant Clinical Professor of Plastic and Reconstructive Surgery at University of Medicine and Dentistry of New Jersey
- Director of Plastic Surgery Center International; The Giampapa Institute for Anti-Aging Medical Therapy

Post-Merger Board of Directors

Diverse board with US and Asia experience in mergers and acquisitions, operations and investment

Robin L Smith, M.D., MBA – Chief Executive Officer and Chairman of the Board

- See Post-Merger Management

Eric H C Wei– Managing Partner, RimAsia Capital Partners, L.P.

- Founder and Managing Partner of RimAsia Capital Partners, a pan-Asian private equity fund
- BS Mathematics & Economics Amherst College; MBA Wharton Graduate School of Management, University of Pennsylvania
- Extensive investment banking and private equity experience with Peregrine Capital, Prudential Securities, Lazard Freres and Citibank
- Prior Managing Director of Gilbert Global Equity Partners; founding Partner Crimson Asia Capital Partners, Investment Committee Member of Asian Infrastructure Fund; Director of The Asian MBO Fund

Shi Mingsheng – General Manager Suzhou Erye Pharmaceutical

- See Post-Merger Management

Steven S Myers – Chairman Nominating Committee (Independent)

- Serves on Compensation Committee, Audit Committee and Nominating Committee (Chairman)
- BS Mathematics Stanford University
- Founder, Chairman & CEO SM&A (competition management services); extensive career in aerospace and defense sectors supporting DoD & NASA programs, serviced clients such as Boeing, Lockheed-Martin, Raytheon, Northrop Grumman

Drew Bernstein, CPA– Chairman Audit Committee (Independent)

- Serves on Compensation Committee and Audit Committee (Chairman)
- Co—founder Bernstein & Pinchuk LLP (accounting firm, member of BDO Seidman Alliance)
- BS University of Maryland Business School; licensed in State of New York; member AICPA, NYSSCPA and NSA
- Extensive experience in PRC auditing; responsible for over 200 real estate transactions with aggregate value of over $3 bn; served as accountant and business advisor worldwide

Richard Berman – Chairman Compensation Committee (Independent)

- Serves on Compensation Committee (Chairman), Audit Committee and Nominating Committee
- Over 35 years of venture capital, management, M&A experience
- Currently CEO of NexMed (biotech); Chairman National Investment Managers; Chairman Candidate Resources (HR); Chairman Fortress Technology Systems (homeland security); serves as director of several public companies

Edward C Geehr, M.D. (Independent)

- Serves on Nominating Committee
- Yale University; M.D. from Duke University
- Prior Executive Vice President of Operations for Abraxis Bio-Science and President of Allez Spine; Co-founder and executive chairman of IPC-The Hospitalist Company, which became public in 2008

Post-Merger Capitalization

Common Stock (authorized 500 million shares)			36,402,863	***
	Average Exercise Price*			
Warrants Outstanding	$ 2.80		18,196,780	
Series E Warrants	$ 6.55		1,607,945	
US Stock Options Outstanding	$ 2.35	**	6,438,300	
Non US Stock Options Outstanding	$ 1.70	**	1,350,000	
Series C convertible preferred stock (authorized 8,177,512 shares)			8,177,512	

* Does not reflect proposed repricing of certain options and warrants that is subject to shareholder approval which is being sought at the same time as approval of the Merger
** Estimate based upon the closing price of NBS common stock on 25 August 2009 for options to be issued upon approval of the Merger
*** Estimate based on maximum number that could be outstanding post Merger

Summary

- **Strategic Alliances:** Today's revenues from collection, processing & storage are strategic alliances
- **Focused Acquisition Strategy:** Focused on acquiring licensing technology and R&D of therapies to provide value for the future
- **China Expansion**: Move will allow a profitable traditional therapeutic business while we roll out stem cell based therapies underpinned by profitable pharmaceutical business with strong growth prospects
- **Regulatory Arbitrage:** Addressing the mismatch in regenerative medicine regulatory regimes
- **Vertically Integrated Platform:** Partnering the stem cell leadership position of US with the delivery platform being installed in China, underpinned by the balance sheet and P&L of the pharma operations
- **Largest Developing Healthcare Markets:** Positions in two of the world's leading healthcare markets by size and potential – US and China
- **China Market:** Presents opportunity with latent domestic demand complemented by medical tourism flows
- **Untapped Potential Demand for Healthcare Services:** Particularly in China, with healthcare expenditure at only $94 per capital per annum (4.6% of GDP) versus $6,719 (15.3% of GDP) in the US (Source: World Health Organization 2006)

Contact Information

Robin Smith, MD MBA
Chairman & CEO
Direct: (212) 584-4174
Email: rsmith@neostem.com

NeoStem, Inc.
420 Lexington Avenue
Suite 450
New York, NY 10170
Main: (212) 584-4180
Fax: (646) 514-7787
www.neostem.com
1.888.STEM BANK

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.